Securities Act File No. 333-29803
                                               Securities Act File No. 333-61831

                            PILGRIM PRIME RATE TRUST

                         Supplement Dated May 3, 2000 to
                         Prospectus Dated June 18, 1999

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to Pilgrim Prime Rate Trust (the "Trust"), and Pilgrim Securities, Inc., Distributor to the Trust, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Trust as a result of the acquisition.

The advisory contract between the Trust and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, it is expected that the Board of the Trust will consider approval of a new advisory contract between the Trust and Pilgrim Investments, and that shareholder approval of this contract will be sought at a meeting to be scheduled in the near future.

BOARD APPROVAL OF AMENDMENT TO THE TRUST'S AGREEMENT AND DECLARATION OF TRUST, FUNDAMENTAL INVESTMENT POLICIES, INVESTMENT MANAGEMENT AGREEMENT AND ADMINISTRATION AGREEMENT

At a meeting held on April 27, 2000, the Board of Trustees of the Trust determined to amend the Trust's Agreement and Declaration of Trust and fundamental investment policies to permit the Trust to issue one or more preferred classes or series of shares. The amendments will become effective upon approval by the shareholders of the Trust. A meeting of the shareholders of the Trust to consider the amendments is scheduled to occur in August, 2000. If the shareholders approve the amendments, the Board of Trustees may consider whether the Trust should offer a preferred class of shares of the Trust.

In addition, at the same meeting, the Board of Trustees approved an amendment to the Investment Management Agreement between the Trust and Pilgrim Investments, Inc., to change the management fee from an annual rate of .80% of the daily net assets of the Trust plus the proceeds of any outstanding borrowings to .80% of "managed assets." This change is subject to approval by the shareholders of the Trust, and will be considered at the meeting scheduled for August, 2000. The Board also approved an amendment to the Administration Agreement between the Trust and Pilgrim Group, Inc. (the "Administrator"). The amendment increases the fees that the Trust pays to the Administrator from a rate of .15% of the first $800 million of average daily net assets plus borrowings and .10% of such amounts over $800 million, to .25% of "managed assets." "Managed assets" means the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares). Determining the fees as a function of managed assets has the effect of compensating the Investment Manager and Administrator for services on assets derived from the proceeds of an offering of preferred shares. The change in the fee for the Administration Agreement is effective as of May 1, 2000.


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